THE GABELLI VALUE FUND INC.

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000

                          [Graphic of 4 stars omitted]

          MORNINGSTAR RATED(TM) GABELLI VALUE FUND 4 STARS OVERALL AND
               FOR THE THREE-YEAR PERIOD ENDED 06/30/00 AMONG 3642
              DOMESTIC EQUITY FUNDS, AND FOR THE FIVE AND TEN-YEAR
            PERIODS ENDED 06/30/00 AMONG 2328 AND 783 DOMESTIC EQUITY
                              FUNDS, RESPECTIVELY.

=====================
       FORBES
HONOR ROLL SELECTION
=====================

TO OUR SHAREHOLDERS,

      At the end of the first quarter of 2000, long-dormant value stocks were finally attracting attention. The sharp technology stock correction, which began in the second week of March, revived the antiquated notion that the severely depressed stocks of high quality companies in out-of-favor industry groups might be an attractive alternative to the richly priced technology stocks. This all-but-forgotten concept gained credence as the previous drivers of the NASDAQ continued to plummet in April. However, investors quickly lost interest in the merits of value investing when technology stocks began rebounding in late May. By the end of the second quarter, all eyes were once again focused on technology stocks, leaving the rest of the market adrift. The Dow Jones Industrial Average ("DJIA") and Standard & Poor's 500 Index materially outperformed the NASDAQ Composite Index during the second quarter, but momentum had clearly shifted back to technology stocks at its close.

      While public market speculators remain ambivalent about fundamentally inexpensive, high quality companies in more prosaic businesses, the true connoisseurs of value--corporate acquirers and leveraged buy out groups--are aggressively taking advantage of all the attractive merchandise in the market's discount bin. And, of course, value investors like us call this "our space".

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2000, The Gabelli Value Fund's (the "Fund") total return was 1.02%. The Standard & Poor's ("S&P") 500, Value Line Composite and Russell 2000 Indices declined 2.66%, 0.41% and 3.78%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 5.22% over the trailing twelve-month period. The S&P 500,
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of June 30, 2000 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. * As cited in FORBES MAGAZINE dated 8/21/00.The honorees are chosen annually; funds must be open to new investors and have had the same management for at least five years. Sector funds and closed-end funds are excluded.

INVESTMENT RESULTS (CLASS A SHARES) (a)

-----------------------------------------------------------------------------------------------------------
                                                                       Quarter
                                                  -----------------------------------------
                                                    1st        2nd        3rd         4th          Year
                                                    ---        ---        ---         ---          ----
   2000:  Net Asset Value ...................     $18.70     $18.89        --          --           --
          Total Return ......................      (3.9)%      1.0%        --          --           --
------------------------------------------------------------------------------------------------------------
   1999:  Net Asset Value ...................     $17.29     $19.58      $18.93      $19.45        $19.45
          Total Return ......................       7.5%      13.2%       (3.3)%      12.1%         31.9%
------------------------------------------------------------------------------------------------------------
   1998:  Net Asset Value ...................     $16.43     $16.94      $14.71      $16.08        $16.08
          Total Return ......................      14.9%       3.1%      (13.2)%      19.8%         23.2%
------------------------------------------------------------------------------------------------------------
   1997:  Net Asset Value ...................     $11.63     $14.11      $15.73      $14.30        $14.30
          Total Return ......................       1.0%      21.3%       11.5%        8.6%         48.2%
------------------------------------------------------------------------------------------------------------
   1996:  Net Asset Value ...................     $12.88     $13.08      $12.63      $11.52        $11.52
          Total Return ......................      10.9%       1.6%       (3.4)%       0.0%          8.7%
------------------------------------------------------------------------------------------------------------
   1995:  Net Asset Value ...................     $11.41     $11.75      $12.81      $11.61        $11.61
          Total Return ......................       8.8%       3.0%        9.0%        0.3%         22.5%
------------------------------------------------------------------------------------------------------------
   1994:  Net Asset Value ...................     $11.37     $11.55      $12.43      $10.49        $10.49
          Total Return ......................      (6.0)%      1.6%        7.6%       (2.7)%         0.0%
------------------------------------------------------------------------------------------------------------
   1993:  Net Asset Value ...................     $11.15     $11.93      $13.92      $12.09        $12.09
          Total Return ......................      10.1%       7.0%       16.7%        1.5%         39.4%
------------------------------------------------------------------------------------------------------------
   1992:  Net Asset Value ...................     $10.40      $9.84      $10.04      $10.13        $10.13
          Total Return ......................       9.7%      (5.4)%       2.0%        6.4%         12.7%
------------------------------------------------------------------------------------------------------------
   1991:  Net Asset Value ...................      $9.51      $9.50       $9.57       $9.48         $9.48
          Total Return ......................      11.8%      (0.1)%       0.7%        2.5%         15.3%
------------------------------------------------------------------------------------------------------------
   1990:  Net Asset Value ...................      $9.23      $9.36       $8.19       $8.51         $8.51
          Total Return ......................      (2.4)%      1.4%      (12.5)%       9.0%         (5.6)%
------------------------------------------------------------------------------------------------------------
   1989:  Net Asset Value ...................        __         __          __        $9.58         $9.58
          Total Return ......................        __         __          __         2.1%(b)       2.1%(b)
------------------------------------------------------------------------------------------------------------

-------------------------------------------------------
        Average Annual Returns (Class A Shares)
        ---------------------------------------
                  June 30, 2000 (a)
                  -----------------
1 Year  ..................................    5.22%
        ..................................   (0.57)%(c)
5 Year  ..................................   22.71%
        ..................................   21.34%(c)
10 Year ..................................   18.34%
        ..................................   17.68%(c)
Life of Fund (b) .........................   17.05%
        ..................................   16.44%(c)
-------------------------------------------------------

                       Dividend History
---------------------------------------------------------
Payment (ex) Date      Rate Per Share  Reinvestment Price
-----------------      --------------  ------------------
December 27, 1999          $1.720           $18.98
December 28, 1998          $1.490           $15.54
December 29, 1997          $2.720           $14.01
December 27, 1996          $1.110           $11.57
December 27, 1995          $1.230           $11.56
December 30, 1994          $1.600           $10.49
December 31, 1993          $2.036           $12.09
December 31, 1992          $0.553           $10.13
December 31, 1991          $0.334           $ 9.48
December 31, 1990          $0.420           $ 8.51
March 19, 1990             $0.120           $ 9.21
December 29, 1989          $0.068           $ 9.58

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class A Shares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. Performance of Class B and Class C Shares which were first offered on March 1, 2000 would be lower due to higher distribution and service fees. (b) From commencement of investment operations on September 29, 1989. (c) Includes the effect of the maximum 5.5% sales charge at beginning of period.
--------------------------------------------------------------------------------

Value Line Composite and Russell 2000 Indices rose 7.24%, 1.47% and 14.32%, respectively, over the same twelve-month period.

      For the ten-year period ended June 30, 2000, the Fund's total return averaged 18.34% annually versus average annual returns of 17.79%, 14.04% and 13.57% for the S&P 500, Value Line Composite and Russell 2000 Indices, respectively. Since inception on September 29, 1989 through June 30, 2000, the Fund had a cumulative total return of 444.46%, which equates to an average annual total return of 17.05%.

[Graphic omitted]
[Pyramid text as follows:]

EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH


COMMENTARY

"WHAT, ME WORRY?"

      The labor market remains tight and the threat of wage-driven inflation is quite real. Despite six Federal Reserve interest rate hikes over the last eighteen months, the economy is still growing at a pace that troubles the monetary authorities. This is also an election year. While the campaign has been a relatively quiet one, the rhetoric is sure to heat up as we approach November. Political posturing on economic issues, principally how to re-allocate the growing budget surplus, may rattle the financial markets. Finally, while there are large pockets of attractive fundamental values in the equity markets, the overall market, as measured by the S&P 500 Index, is still rather richly priced relative to historic norms.

      Of concern to us is the soaring trade deficit. Thus far, the world has been happy to finance this deficit by buying U.S. stocks and bonds. This has worked out well for all concerned. However, if we see inflation continue to trend higher and if the U.S. financial markets sputter, international investors may seek opportunities elsewhere. Reduced global demand for U.S. financial assets may have a greater impact on stocks and bonds than the aforementioned economic, political, and market issues. If international demand dries up, the favorable supply/demand dynamics the U.S. financial markets have enjoyed over the last decade may be disrupted. In addition, the Federal Reserve may have to pump up interest rates even further, and at the wrong time, to defend the dollar.

      That is the dark side. The bright side is that we are finally seeing evidence of economic deceleration. Housing starts and home sales are down substantially, and with the exception of oil, commodity prices have stabilized. The most recently released employment numbers were relatively benign and there are indications that consumer confidence has been dented. For the time being, the Federal Reserve has spared us an additional rate hike. We just may be returning to a "Goldilocks" economy--not too hot, not too cool, but just right--that will help propel stocks higher. We have labeled this rosy economic scenario "Soft Landing Part II". Ideally, we will see a much broader market advance in which companies in a wider range of industries participate.

A TUG OF WAR

      For brief periods during the second quarter, market activity looked like a tug-of-war between technology and value stocks. When the tech-heavy NASDAQ Composite was down, the value-oriented Dow Jones was up, and vice-versa. This raises the question of whether tech stocks must fall before stocks from value sectors may rise, and if so, what economic and market phenomena may cause such a reversal in fortune.

      Let's examine the economic hypothesis being used to glorify technology stocks and relegate value stocks to investment purgatory. The NASDAQ Composite and DJIA began to diverge at the end of the second quarter of 1999, when it became clear the Federal Reserve was determined to raise short-term interest rates until the economy slowed. Technology company earnings were thought to be largely immune to higher interest rates and a slower economy--an argument that had validity due to strong secular growth trends in many tech sectors. Earnings for economically sensitive companies would trend lower as the economy decelerated--also a reasonable assumption. Despite the Federal Reserve's best efforts, the economy continued to barrel along and we saw solid earnings gains across the industry group spectrum. Tech stocks were grandly rewarded for meeting or exceeding earnings estimates, but better than expected earnings for companies in other industries were largely ignored. At the close of this reporting period, the NASDAQ Composite had a trailing price/earnings ("P/E") multiple of 128.1, while the Dow Jones Industrials had a trailing P/E of 21.8.

      P/Es are a function of earnings growth rates and interest rates. A company growing earnings at 30% per year deserves a higher P/E than a company growing earnings at 10% annually. However, P/Es are also a reflection of investor sentiment. Presently, quality tech stocks are priced as if nothing can go wrong and quality companies in other industries are priced as if nothing can go right. This challenges economic reality.

      Wall Street analysts are paid to look forward, but their forecasts are generally strongly biased by the past. Over the last several years, leading technology companies' earnings have beaten consensus projections. Analysts have responded by raising the earnings bar, at least in part to justify soaring valuations. If the economy slows, technology spending may moderate as well, and tech companies' earnings may fall short of what we believe are overly optimistic forecasts. High valuations leave little room for even modest earnings disappointments. Just ask the folks at Qualcomm and Lucent Technologies.

      As for the rest of the market, if the economy is slowing, earnings for economically sensitive companies may have peaked, albeit a year later than many anticipated. Cyclical stocks have received little tribute for better than expected earnings. In fact, we believe that significantly lower earnings are already baked into valuations. So, any pleasant surprises should generate enthusiasm. Other industry groups such as food and drug stocks suffered more from investor indifference than any present or potential earnings dislocations. Media stocks, which stalled in 2000 after exceptionally strong performance in 1998-99, may recapture stock market interest as consolidation in the industry accelerates. In the last year we have seen AOL combine with Time Warner, Viacom acquire CBS, and the recently announced Vivendi/Canal Plus/Seagram merger. We think there are many more deals, big and small, on the horizon as content and distribution are linked to improve media companies' competitive positions on the world stage. Telecommunications stocks have also taken a well-deserved rest this year. However, the three forces driving the industry--technology, deregulation, and consolidation--remain firmly in place.

      We are investment realists. Technology is the pre-eminent growth industry in the world and over the long term discriminating tech investors should receive generous rewards. However, the current diet of nothing but super rich technology stocks is dangerous. The addition of some high protein, low calorie items from some other investment food groups will help promote healthier long-term results.

DEALS...DEALS...AND MORE DEALS

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Consolidation in a particular industry is one such dynamic. As we have shared with you in previous quarterly letters, the continued high level of activity in mergers and acquisitions contributed significantly to the solid performance of our Asset Fund. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.


-------------------------------------------------------------------------------------------------------------
                                                  2000 COMPLETED DEALS

                                          NUMBER      AVERAGE COST     CLOSING
   FUND HOLDING                        OF SHARES (a)  PER SHARE (b)    PRICE (c)   CLOSING DATE   %RETURN (d)
   ------------                        ---------      ---------        -----       ------------   -------
   FIRST QUARTER 2000 ANNOUNCED DEALS
   ----------------------------------
   Watkins-Johnson Co.                    145,000       $30.16         $41.00        02/01/00        35.94%
   Pittway Corp., Cl. A                   200,000         2.06          45.50        02/04/00     2,108.74%
   Ascent Entertainment Group Inc.        317,700        11.34          15.25        03/28/00        34.48%

   SECOND QUARTER 2000 ANNOUNCED DEALS
   -----------------------------------
   General Cigar Holdings Inc.            643,900        13.03          15.25        05/09/00        17.04%
   General Cigar Holdings Inc., Cl. B     168,000         8.42          15.25        05/09/00        81.12%
   Celestial Seasonings Inc.               38,000        17.09          38.50        05/30/00       125.28%
   Mirage Resorts Inc.                 15,000,000        17.51          20.94        06/01/00        19.59%
   Hussmann International Inc.          1,079,600        24.40          29.00        06/14/00        18.85%

   SECOND QUARTER 2000 FINANCIAL ENGINEERING
   -----------------------------------------
   General Motors Corp.                    11,155        68.56          86.94        05/19/00          N/A
-------------------------------------------------------------------------------------------------------------

(a) Number of shares held by the Fund on the final day of trading for the issuer.
(b) Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer.
(c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
(d) Represents average estimated return based on average cost per share and closing price per share.

NOTE: SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF HOLDINGS.
--------------------------------------------------------------------------------

INVESTMENT SCOREBOARD

      Food  stocks,  which we  highlighted  as  appetizing  values  in our first quarter report, nourished returns, with stocks such as Corn Products International, Diageo, and Pepsi Bottling Group, posting gains. Financial Service stocks Mellon Financial, Pioneer Group, ReliaStar Financial Corp, and St. Paul Companies Inc, all provided a boost to the Fund's performance. Publishing companies (Readers Digest, Penton Media, McGraw Hill and Meredith) also bolstered Fund performance.

      This quarter, Pioneer Group was boosted by a sizeable takeover premium. Pioneer started the quarter at $23.25. On May 15, UniCredito Groupe agreed to purchase all of the outstanding shares of Pioneer for $43.50 per share. One deal that closed during the quarter was also particularly beneficial to Fund performance. On June 13, we tendered all shares of Hussman International in a deal with Ingersoll Rand that valued our Hussman shares at $29.00 per share, an 82% premium to our average purchase price.

      After a long run of superior performance, stocks in the telecommunications and media sectors had become somewhat extended and were due for a breather.
Among our biggest winners in quarters past, wireless communications stocks (Rogers Cantel, Telecom Italia Mobile, Telephone & Data, and United States Cellular) performed poorly this quarter. Almost all of our telecommunications holdings declined, with Latin American operators getting particularly hard hit. We believe they are still long term bargains and expect both earnings growth trends and ongoing consolidation to help them regain momentum. The Interactive Age is still in its infancy. Going forward, quality distribution (wired and wireless telecommunications systems and cable television and broadcast networks) and information and entertainment content (publishers and film and television production companies) will be among the world's most prized assets. Automotive stocks (General Motors) and automotive parts and suppliers (Genuine Parts, Superior Industries, Dana Corp, and Tenneco), were among others that were hindrances on the Fund.

THE NEXT BIG MEDIA DEAL

      The partnering of Viacom/CBS, AOL/Time Warner, Vivendi/Canal Plus/Seagram, and Liberty Media Group/UnitedGlobalCom show that media industry mergers marrying content to distribution are accelerating. There are still plenty of attractive singles looking to partner up and the band is not ready for a break. The big multimedia wolves are there, with News Corp's Rupert Murdoch circling the dance hall, Viacom's Sumner Redstone and Mel Karmazin positioned by the punch bowl, and AOL/Time Warner's Steve Case and Gerald Levin and Liberty
Media's John Malone catching their breath by the bandstand. Look, there's Chris-Craft's Herb Siegel snapping his fingers and looking like he's finally ready to cut the rug with somebody. And off in the corner is NBC's Bob Wright wondering if GE's Jack Welch will set him free to pursue another liaison. USA Networks' Barry Diller is flirting with everyone while trying to decide on the appropriate partner. The whole place is a flutter with the rumor that AT&T's Michael Armstrong may be showing up later.

CHEMICAL DEPENDENCE

      Specialty chemicals companies are economically sensitive, but do not generally experience the pricing pressure that could wipe out the earnings of commodity chemical producers during economic downturns. That has not stopped investors from dumping these stocks, which we feel are now among the most attractive bargains in the stock market.

      Recently, we have been adding a few names to the portfolio and increasing our positions in existing specialty chemicals stock holdings. We believe earnings will be better than expected and that the severely wounded specialty chemicals stocks will attract a few predators. Lilly Industries, a specialty coatings manufacturer, has just received a premium bid from Valspar. Putting a comparable Private Market Value on portfolio holdings such as Ferro and General Chemical indicates exceptional value. Dexter is up for sale. Great Lakes may follow. So, we may soon have another test case of the real world economic value of specialty chemicals companies.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CABLEVISION SYSTEMS CORP. (CVC - $67.875 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves nearly 3 million cable customers in the most important cable TV market--New York. Cablevision is a leader in delivering cutting-edge technological innovation, such as high-speed cable, to the home. Through its Rainbow Media Holdings subsidiary, which the company is in the process of spinning-off to shareholders, Cablevision manages recognized content offerings such as American Movie Classics, Bravo and The Independent Film Channel. Cablevision owns and operates New York City's famed Madison Square Garden, which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. Cablevision also operates Radio City Entertainment and holds a long term lease for Radio City Music Hall, home of the world-famous Rockettes.

CHRIS-CRAFT INDUSTRIES INC. (CCN - $66.0625 - NYSE), through its 80% ownership of BHC Communications (BHC - $152.00 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland, Oregon (KPTV). BHC also owns 58% of United Television (UTVI - $128.75 - NASDAQ), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. Chris-Craft is a major beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. The Chris-Craft complex is debt free, with roughly $1.5 billion in cash and marketable securities. On August 14, News Corp. (NWS - $54.50 - NYSE) announced that it would purchase Chris-Craft (along with BHC and United Television) in a deal worth $5.35 billion. According to the terms of the deal, CCN shareholders will receive a package of cash and securities having an "initial" stated value of $85 per share.

LIBERTY MEDIA GROUP (LMG'A - $24.25 - NYSE) is engaged in businesses which provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's assets also include interests in international video distribution businesses, international telephony and domestic wireless, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T.

LIBERTY CORP. (LC - $42.00 - NYSE), headquartered in Greenville, S.C., is a holding company with operations in broadcasting and insurance. Liberty's Cosmos Broadcasting owns and operates eleven network affiliated television stations in the Southeast and Midwest. Six stations are affiliated with NBC, three with ABC and two with CBS. These stations serve more than four million households. Liberty Life is a regional insurer, with North Carolina, South Carolina and Louisiana accounting for more than 50% of its premium volume. The insurance segment specializes in providing agency (home service) and mortgage protection, life and health insurance. In February 1999, Liberty hired an investment banker and began a strategic review which may result in a spinoff. In June, Liberty announced it will sell its insurance operations to Royal Bank of Canada for $650 million, refocusing the company on its broadcasting operations. The company's Cosmos Broadcasting unit is also buying Civic Communications for $204 million, bringing the number of television stations to 15.

MEDIA GENERAL INC. (MEG'A - $48.5625 - AMEX) is a Richmond, Virginia-based communications company, publishing newspapers throughout the Southeast with daily circulation of around 770,000. The company is also buying 5 daily newspapers with 90,000 in total daily circulation, clustered in Alabama and South Carolina, from Thomson Corp. for $237 million. Media General also operates twenty-one television stations primarily located in Southeastern markets, including eight purchased from Spartan

Communications on March 27, 2000 for $605 million. The company announced on July 13 that it will sell its Garden State Paper Co. to Enron Corp. (ENE - $64.50 -
NYSE) for $72 million.

NAVISTAR INTERNATIONAL CORP. (NAV - $31.0625 - NYSE), with world headquarters in Chicago, is a leading North American manufacturer and marketer of medium and heavy trucks and school buses, and a worldwide leader in the manufacture of mid-range diesel engines, produced in a range of 160 to 300 horsepower for the International[REGRISTRATION MARK] brand. The company is also a private label designer and manufacturer of diesel engines for the full-size pickup truck and van markets. The company's products, parts and services are sold through a network of 1,000 International[REGRISTRATION MARK] brand dealer outlets in the United States, Canada, Brazil and Mexico, and through more than 90 separate dealers in 75 countries. Navistar provides financing for its customers and distributors principally through its wholly-owned subsidiary, Navistar Financial Corporation.

SEAGRAM CO. (VO - $58.00 - NYSE) operates two global businesses: beverages and entertainment. The beverage group's major brands include Chivas Regal, Martell, Mumm, Crown Royal and Seagram's Gin. With its $10.4 billion December acquisition of Polygram, Seagram has created the world's leading music company, the Universal Music Group. Seagram's entertainment business includes the Universal Motion Pictures Group, the Universal Studios Recreation Group and a 46% interest in USA Networks (USAI - $21.625 - NASDAQ). On June 20th, Seagram, Vivendi and Canal Plus agreed to merge, creating a fully integrated global media and communications company for the wired and wireless world.

TELEPHONE & DATA SYSTEMS INC. (TDS - $100.25 - AMEX) is a diversified telecommunications service company with cellular telephone, local telephone and personal communications services ("PCS") operations. TDS serves 3.7 million customers in 35 states. TDS conducts the vast majority of its cellular operations through its 81% owned United States Cellular Corp. (USM - $63.00 -
AMEX) and conducts its telephone operations through its wholly-owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless (VSTR - $116.2967 - NASDAQ), TDS now owns 35.6 million shares of VSTR valued at over $5.0 billion.

USA NETWORKS INC. (USAI - $21.625 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

VIACOM INC. (VIA'A - $68.375 - NYSE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on the global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon). On May 3, Viacom closed the merger with CBS in a $49.6 billion transaction.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      It has been a dull market for everything but technology stocks this quarter. After a breathtaking nosedive that temporarily frightened investors into more reasonably priced market sectors, technology stocks are once again soaring and attracting almost all of investors' attention and resources. The rest of the market remains earthbound.

      Value honey is attracting bees. The takeover of portfolio companies, announced plans for the potential sale of others, and investors' focus on other potential industry group targets helped propel the Fund to a modest outperformance of the market averages. We believe merger and acquisition activity will continue to provide a performance tailwind for the portfolio even in what may continue to be a lackluster market.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABVX. Please call us during the business day for further information.

                                                   Sincerely,

                                                   /S/ SIGNATURE

                                                   MARIO J. GABELLI, CFA
                                                   Portfolio Manager and
                                                   Chief Investment Officer

August 14, 2000

------------------------------------------------------------------
                       TOP TEN HOLDINGS
                         JUNE 30, 2000
                         -------------

Viacom Inc.                         Liberty Media Group
Media General Inc.                  USA Networks Inc.
Telephone & Data Systems Inc.       Navistar International Corp.
Cablevision Systems Corp.           Seagram Co.
Chris-Craft Industries Inc.         Liberty Corp.
------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2000 (UNAUDITED)

-----------------------------------------------------------------------------------

                                                                           MARKET
  SHARES                                                     COST          VALUE
  ------                                                     ----          ------
               COMMON STOCKS -- 89.7%
               AGRICULTURE -- 0.5%
     625,000   Archer-Daniels-Midland Co. ...........   $  9,526,150   $  6,132,812
                                                        ------------   ------------
               AUTOMOTIVE -- 0.2%
      45,845   General Motors Corp. .................      3,134,415      2,661,875
                                                        ------------   ------------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.1%
     630,000   Dana Corp. ...........................     26,152,271     13,348,125
     550,000   GenCorp Inc. .........................      5,944,731      4,400,000
     515,000   Genuine Parts Co. ....................     12,609,018     10,300,000
     260,000   Modine Manufacturing Co. .............      8,282,310      7,020,000
      45,000   Superior Industries
                 International Inc. .................      1,130,006      1,158,750
     400,000   Tenneco Automotive Inc. ..............      3,750,573      2,100,000
                                                        ------------   ------------
                                                          57,868,909     38,326,875
                                                        ------------   ------------
               AVIATION: PARTS AND SERVICES -- 0.2%
      80,000   Barnes Group Inc. ....................      1,754,506      1,305,000
     260,000   Fairchild Corp., Cl. A+ ..............      3,252,099      1,267,500
                                                        ------------   ------------
                                                           5,006,605      2,572,500
                                                        ------------   ------------
               BROADCASTING -- 7.4%
     150,000   Ackerley Group Inc. ..................      2,315,758      1,762,500
       5,000   BHC Communications
                 Inc., Cl. A ........................        701,300        760,000
     756,250   Chris-Craft Industries Inc.+ .........     25,102,423     49,959,766
     170,000   Gray Communications
                 Systems Inc., Cl. B ................      2,391,530      1,657,500
      58,000   Grupo Televisa SA, GDR+ ..............      1,288,825      3,998,375
     706,500   Liberty Corp. ........................     30,592,962     29,673,000
     340,000   Paxson Communications
                 Corp., Cl. A+ ......................      3,135,875      2,890,000
                                                        ------------   ------------
                                                          65,528,673      90,701,141
                                                        ------------   ------------
               BUSINESS SERVICES -- 1.3%
     160,000   Berlitz International Inc.+ ..........      2,838,075      1,440,000
     500,369   Cendant Corp.+ .......................      9,143,504      7,005,166
      83,000   National Processing Inc.+ ............        751,169      1,037,500
     120,000   Verio Inc.+ ..........................      6,987,282      6,658,125
                                                        ------------   ------------
                                                          19,720,030     16,140,791
                                                        ------------   ------------
               CABLE -- 5.3%
     950,000   Cablevision Systems
                 Corp., Cl. A+ ......................     12,236,966     64,481,250
                                                        ------------   ------------
               COMMUNICATIONS EQUIPMENT -- 0.3%
      54,000   Scientific-Atlanta Inc. ..............        493,127      4,023,000
                                                        ------------   ------------
               COMPUTER SOFTWARE AND SERVICES -- 0.0%
     175,000   Tyler Technologies Inc. ..............        374,300        448,437
                                                        ------------   ------------
               CONSUMER PRODUCTS -- 3.6%
     575,000   Carter-Wallace Inc. ..................      8,909,119     11,571,875


                                                                           MARKET
  SHARES                                                     COST          VALUE
  ------                                                     ----          ------
     275,001   Energizer Holdings Inc.+ .............   $  5,456,214   $  5,018,765
     170,000   Fortune Brands Inc. ..................      4,164,083      3,920,625
      56,400   Gallaher Group plc, ADR ..............      1,188,447      1,209,075
     180,000   Hartmarx Corp.+ ......................      1,201,687        461,250
      22,000   National Presto Industries Inc.               748,312        676,500
   1,000,000   Ralston Purina Group .................     18,092,719     19,937,500
      43,000   Syratech Corp.+ ......................        993,791        338,625
      85,000   Wolverine World Wide Inc. ............        855,819        839,375
                                                        ------------   ------------
                                                          41,610,191     43,973,590
                                                        ------------   ------------
               CONSUMER SERVICES -- 0.6%
     515,000   Rollins Inc. .........................      8,982,402      7,660,625
                                                        ------------   ------------
               DIVERSIFIED INDUSTRIAL -- 0.7%
      50,000   Ampco-Pittsburgh Corp. ...............        250,017        556,250
     160,000   GenTek Inc. ..........................      1,683,134      1,790,000
      40,000   Honeywell Inc. .......................      1,331,100      1,347,500
     230,000   Katy Industries Inc. .................      2,013,753      2,702,500
     100,000   Lamson & Sessions Co.+ ...............        602,089      1,531,250
     145,000   WHX Corp.+ ...........................      1,613,331        797,500
                                                        ------------   ------------
                                                           7,493,424      8,725,000
                                                        ------------   ------------
               ELECTRONICS -- 0.4%
     237,400   Thomas & Betts Corp. .................      5,970,404      4,540,275
                                                        ------------   ------------
               ENERGY AND UTILITIES -- 3.0%
     160,000   Columbia Energy Group ................     10,120,638     10,500,000
     250,000   Conectiv Inc. ........................      4,000,315      3,890,625
      75,000   Florida Progress Corp. ...............      3,493,864      3,515,625
     156,000   Southwest Gas Corp. ..................      3,027,730      2,730,000
     200,000   Vastar Resources Inc. ................     16,291,700     16,425,000
                                                        ------------   ------------
                                                          36,934,247     37,061,250
                                                        ------------   ------------
               ENTERTAINMENT -- 21.4%
     150,000   GC Companies Inc.+ ...................      5,696,631      3,356,250
   1,750,000   Liberty Media Group, Cl. A+ ..........      8,697,534     42,437,500
     525,000   Seagram Co. ..........................     30,174,094     30,450,000
   1,550,000   USA Networks Inc.+ ...................     10,696,564     33,518,750
   2,220,000   Viacom Inc., Cl. A+ ..................     35,982,867    151,792,500
                                                        ------------   ------------
                                                          91,247,690    261,555,000
                                                        ------------   ------------
               ENVIRONMENTAL SERVICES -- 1.4%
      70,000   Republic Services Inc.+ ..............        964,676      1,120,000
     850,000   Waste Management Inc. ................     17,991,508     16,150,000
                                                        ------------   ------------
                                                          18,956,184     17,270,000
                                                        ------------   ------------
               EQUIPMENT AND SUPPLIES -- 6.1%
     200,000   CIRCOR International Inc.+ ...........      2,066,888      1,637,500
      30,000   Deere & Co. ..........................        804,338      1,110,000
     370,000   Flowserve Corp. ......................      7,170,644      5,573,125
     130,000   Gerber Scientific Inc. ...............      1,111,661      1,495,000
     865,000   Mark IV Industries Inc. ..............     16,096,563     18,056,875


                 See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                          MARKET
     SHARES                                                 COST          VALUE
     ------                                                 ----          ------
              COMMON STOCKS (CONTINUED)
               EQUIPMENT AND SUPPLIES (CONTINUED)
   1,050,000   Navistar International
                 Corp.+ ....................            $ 30,191,397   $ 32,615,625
      75,000   Sequa Corp., Cl. A+ .........               2,704,459      2,864,062
      24,500   Sequa Corp., Cl. B+ .........               1,203,320      1,416,406
       6,000   Smith (A.O.) Corp., Cl. A ...                 168,575        120,750
     320,000   UCAR International Inc.+ ....               5,650,534      4,180,000
     420,000   Watts Industries Inc., Cl. A                5,235,511      5,302,500
                                                        ------------   ------------
                                                          72,403,890     74,371,843
                                                        ------------   ------------
               FINANCIAL SERVICES -- 1.0%
      30,000   Mellon Financial Corp. ......               1,064,250      1,093,125
     191,000   Pioneer Group Inc.+ .........               3,510,357      8,093,625
      40,000   ReliaStar Financial Corp. ...               2,055,437      2,097,500
      10,000   St. Paul Companies Inc. .....                 243,265        341,250
                                                        ------------   ------------
                                                           6,873,309     11,625,500
                                                        ------------   ------------
               FOOD AND BEVERAGE -- 2.6%
      50,000   Advantica Restaurant
                 Group Inc.+ ...............                 287,582         48,437
     130,000   Bestfoods Inc. ..............               8,774,214      9,002,500
     285,000   Corn Products
                 International Inc. ........               7,920,113      7,552,500
     100,000   Diageo plc, ADR .............               3,573,578      3,556,250
      34,000   Hain Celestial Group Inc.+ ..                 454,400      1,247,375
      30,000   Pepsi Bottling Group Inc. ...                 560,125        875,625
     800,000   Whitman Corp. ...............               9,662,139      9,900,000
                                                        ------------   ------------
                                                          31,232,151     32,182,687
                                                        ------------   ------------
               HEALTH CARE -- 1.1%
      35,000   American Home
                 Products Corp. ............               1,550,179      2,056,250
     160,000   Shared Medical Systems Corp.               11,546,003     11,670,000
                                                        ------------   ------------
                                                          13,096,182     13,726,250
                                                        ------------   ------------
               HOTELS AND GAMING -- 2.8%
     600,000   Aztar Corp.+ ................               4,319,446      9,300,000
     270,000   Gaylord Entertainment Co. ...               7,844,274      5,805,000
   2,000,000   Hilton Group plc ............               8,212,481      7,020,782
   1,300,000   Hilton Hotels Corp. .........              14,568,625     12,187,500
                                                        ------------   ------------
                                                          34,944,826     34,313,282
                                                        ------------   ------------
               METALS AND MINING -- 0.4%
      15,000   Barrick Gold Corp. ..........                 269,828        272,813
     500,000   Echo Bay Mines Ltd.+ ........               1,487,760        500,000
      80,000   Homestake Mining Co. ........                 952,438        550,000
      78,000   Newmont Mining Corp. ........               1,931,413      1,686,750
      65,000   Placer Dome Inc. ............                 756,700        621,563
     365,000   Royal Oak Mines Inc.+ .......                 533,235          1,825
   2,500,000   TVX Gold Inc.+ ..............               2,926,267      1,562,500
                                                        ------------   ------------
                                                           8,857,641      5,195,451
                                                        ------------   ------------


                                                                           MARKET
     SHARES                                                  COST          VALUE
     ------                                                  ----          ------
               PAPER AND FOREST PRODUCTS -- 0.4%
      17,682   International Paper Co. .....            $    586,821   $    527,145
     600,000   Pactiv Corp.+ ...............               6,992,674      4,725,000
                                                        ------------   ------------
                                                           7,579,495      5,252,145
                                                        ------------   ------------
               PUBLISHING -- 8.7%
      23,000   McGraw Hill Companies Inc. ..                 719,735      1,242,000
   1,653,500   Media General Inc., Cl. A (a)              34,511,846     80,298,094
     120,000   Meredith Corp. ..............               2,437,907      4,050,000
     340,000   Penton Media Inc. ...........               4,046,666     11,900,000
     250,000   Reader's Digest
                 Association Inc., Cl. B ...               6,210,153      9,140,625
                                                        ------------   ------------
                                                          47,926,307    106,630,719
                                                        ------------   ------------
               REAL ESTATE -- 1.1%
     750,000   Catellus Development
                 Corp.+ ....................               9,453,786     11,250,000
     130,000   Griffin Land &
                 Nurseries Inc.+ ...........               1,463,689      1,600,625
                                                        ------------   ------------
                                                          10,917,475     12,850,625
                                                        ------------   ------------
               RETAIL -- 2.0%
      25,000   Albertson's Inc. ............                 629,605        831,250
   1,380,000   AutoNation Inc.+ ............              17,704,316      9,746,250
     118,000   Blockbuster Inc., Cl. A .....               1,414,924      1,143,125
      20,000   Burlington Coat Factory
                 Warehouse Corp. ...........                 298,467        216,250
      70,000   Delhaize America Inc., Cl. A                1,833,067      1,238,125
      80,000   Ingles Markets Inc., Cl. A ..                 990,728        835,000
     140,000   Lillian Vernon Corp. ........               2,004,440      1,470,000
     298,000   Neiman Marcus Group
                 Inc., Cl. B+ ..............               7,843,569      8,269,500
                                                        ------------   ------------
                                                          32,719,116     23,749,500
                                                        ------------   ------------
               SATELLITE -- 1.5%
     245,000   COMSAT Corp. ................               5,789,033      6,048,438
     111,000   General Motors Corp., Cl. H+               10,007,379      9,740,250
     200,000   Loral Space &
                 Communications Ltd.+ ......               3,021,758      1,387,500
     130,000   TCI Satellite Entertainment
                 Inc., Cl. A+ ..............               1,102,068      1,129,375
                                                        ------------   ------------
                                                          19,920,238     18,305,563
                                                        ------------   ------------
               SPECIALTY CHEMICALS -- 1.3%
     150,000   Dexter Corp. ................               6,279,304      7,200,000
     270,000   Ferro Corp. .................               4,947,249      5,670,000
     190,000   General Chemical Group Inc. .                 486,375        130,625
      90,000   Rohm & Haas Co. .............               3,106,837      3,105,000
                                                        ------------   ------------
                                                          14,819,765     16,105,625
                                                        ------------   ------------

                 See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------

                                                                             MARKET
     SHARES                                                     COST         VALUE
     ------                                                     ----         ------
               COMMON STOCKS (CONTINUED)
               TELECOMMUNICATIONS -- 4.2%
     688,750   AT&T Corp. ..........................    $ 23,374,453   $   21,781,719
      12,000   Cable & Wireless plc, ADR ...........         585,348          600,750
     820,000   Citizens Communications Co. .........       8,642,240       14,145,000
     172,462   Commonwealth Telephone
                 Enterprises Inc.+ .................       3,170,439        8,116,493
      92,000   RCN Corp.+ ..........................         572,109        2,334,500
     130,000   Rogers Communications
                 Inc., Cl. B, ADR+ .................       2,259,296        3,705,000
                                                        ------------   --------------
                                                          38,603,885       50,683,462
                                                        ------------   --------------
               WIRELESS COMMUNICATIONS -- 7.1%
     135,000   Rogers Cantel Mobile
                 Communications Inc., Cl. B+ .......       2,189,050        4,539,375
     900,000   Telecom Italia Mobile SpA ... .......       5,746,347        9,220,017
     713,700   Telephone & Data
                 Systems Inc. ......................      33,769,173       71,548,425
      19,000   United States Cellular Corp.+ .......       1,147,763        1,197,000
                                                        ------------   --------------
                                                          42,852,333       86,504,817
                                                        ------------   --------------
               TOTAL COMMON STOCKS .................     767,830,330    1,097,771,890
                                                        ------------   --------------

               PREFERRED STOCKS -- 0.6%
               PUBLISHING -- 0.6%
    155,500    News Corp. Ltd., Pfd., ADR ..........       2,390,998        7,386,250
                                                        ------------   --------------
   PRINCIPAL
    AMOUNT
   ---------

              U.S. GOVERNMENT OBLIGATIONS -- 4.5%
$56,100,000   U.S. Treasury Bills,
               5.52% to 5.81% ++,
               due 07/20/00 to 09/14/00 ............      55,552,703       55,562,266
                                                        ------------   --------------

              REPURCHASE AGREEMENTS -- 3.2%
 38,580,000    Agreement  with  State  Street
               Bank & Trust  Co.,  6.50%,  dated
               06/30/00, due 07/03/00, proceeds at
               maturity $38,600,898 (b) ............      38,580,000       38,580,000
                                                        ------------   --------------


              TOTAL
               INVESTMENTS -- 98.0%                     $864,354,031   $1,199,300,406
                                                        ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- 2.0% ...........                       24,079,889
                                                                       --------------
              NET ASSETS -- 100.0%
               (64,753,469 shares outstanding) .....                   $1,223,380,295


------------------------
              For Federal tax purposes:
              Aggregate cost .......................                   $  864,354,031
                                                                       ==============
              Gross unrealized appreciation ........                   $  406,680,518
              Gross unrealized depreciation ........                      (71,734,143)
                                                                       --------------
              Net unrealized appreciation ..........                   $  334,946,375
                                                                       ==============


    NUMBER OF                                                            UNREALIZED
    CONTRACTS                                                           APPRECIATION
    ---------                                                           ------------
              FUTURES CONTRACTS
        100   Short S&P 500 Index Futures
               09/14/00 ............................                   $      729,170
                                                                       --------------

(a) Security considered an affiliated holding because the Fund owns at least 5% of the outstanding shares.
(b) Collateralized by U.S. Treasury Bond, 8.75%, due 05/15/17, market value $39,357,900.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.


                 See accompanying notes to financial statements.

                                                THE GABELLI VALUE FUND INC.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost $864,354,031) ...............    $1,199,300,406
  Cash and foreign currency, at value
    (Cost $157,764) .......................................           152,044
  Receivable for investments sold .........................        49,782,762
  Receivable for Fund shares sold .........................         1,051,191
  Dividends and interest receivable .......................           751,403
                                                               ---------------
  TOTAL ASSETS ............................................     1,251,037,806
                                                               ---------------
LIABILITIES:
  Payable for investments purchased .......................        25,327,273
  Payable for Fund shares redeemed ........................           625,029
  Payable for investment advisory fees ....................         1,006,434
  Payable for distribution fees ...........................           142,837
  Payable to custodian ....................................             7,200
  Payable for shareholder servicing fees ..................           263,500
  Variation margin ........................................           252,500
  Other accrued expenses ..................................            32,738
                                                               ---------------
  TOTAL LIABILITIES .......................................        27,657,511
                                                               ---------------
  NET ASSETS applicable to 64,753,469
    shares outstanding ....................................    $1,223,380,295
                                                               ==============
NET ASSETS CONSIST OF:
  Shares of capital stock at par value ....................    $       64,753
  Additional paid-in capital ..............................       798,904,040
  Accumulated net investment loss .........................         (1,422,309)
  Accumulated net realized gain on
    investments, futures contracts and
    foreign currency transactions .........................        90,152,816
  Net unrealized appreciation on investments
    and foreign currency transactions .....................       335,680,995
                                                              ---------------
  TOTAL NET ASSETS ........................................    $1,223,380,295
                                                               ==============
SHARES OF CAPITAL STOCK:
   CLASS A:
   Net Asset Value and redemption price per share
     (64,741,664 shares outstanding) ......................            $18.89
                                                                       ======
   Maximum sales charge ...................................             5.50%
                                                                       ======
   Maximum offering price per share (NAV / 0.945,
     based on maximum sales charge
     of 5.5% of the offering price
     at June 30, 2000) ....................................            $19.99
                                                                       ======
   CLASS B:
   Net Asset Value, offering and redemption
     price per share
     (5,930 shares outstanding) ...........................            $18.88(a)
                                                                       ======
   CLASS C:
   Net Asset Value, offering and redemption
     price per share
     (5,875 shares outstanding) ...........................            $18.88(a)
                                                                       ======

(a) Redemption price varies based on length of time held.



STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $27,371) .............    $    4,276,160
  Interest ................................................         2,288,611
                                                               --------------
  TOTAL INVESTMENT INCOME .................................         6,564,771
                                                               --------------
EXPENSES:
  Investment advisory fees ................................         5,879,024
  Distribution fees .......................................         1,469,987
  Shareholder services fees ...............................           407,132
  Custodian fees ..........................................            65,232
  Shareholder communications expenses .....................            60,688
  Directors' fees .........................................            27,883
  Registration fees .......................................            23,817
  Legal and audit fees ....................................            18,060
  Miscellaneous expenses ..................................            35,257
                                                               --------------
  TOTAL EXPENSES ..........................................         7,987,080
                                                               --------------
  NET INVESTMENT LOSS .....................................        (1,422,309)
                                                               --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on investments,
    futures contracts and foreign
    currency transactions .................................       89,073,258
  Net realized gain on investments
    in securities of affiliated issuers ...................          886,178
  Net change in unrealized appreciation
    on investments, futures contracts
    and foreign currency transactions .....................      (122,927,377)
                                                               --------------
  NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS, FUTURES CONTRACTS AND
    FOREIGN CURRENCY TRANSACTIONS .........................       (32,967,941)
                                                               --------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .......................................    $  (34,390,250)
                                                               ==============

                 See accompanying notes to financial statements.

                                                THE GABELLI VALUE FUND INC.

STATEMENT OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------------
                                                                      SIX MONTHS ENDED
                                                                        JUNE 30, 2000        YEAR ENDED
                                                                         (UNAUDITED)      DECEMBER 31, 1999
                                                                      -------------------------------------
OPERATIONS:
  Net investment loss ..........................................     $   (1,422,309)      $    (4,011,383)
  Net realized gain on investments, futures contracts
    and foreign currency transactions ..........................         89,959,436           100,851,425
  Net change in unrealized appreciation on investments,
    futures contracts and foreign currency transactions ........       (122,927,377)          175,404,520
                                                                     --------------       ---------------
  NET INCREASE (DECREASE)IN NET ASSETS RESULTING FROM OPERATIONS        (34,390,250)          272,244,562
                                                                     --------------       ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investments .............................                 --           (98,020,328)
                                                                     --------------       ---------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..........................                 --           (98,020,328)
                                                                     --------------       ---------------
CAPITAL SHARE TRANSACTIONS:
  Class A ......................................................         52,231,777           232,283,949
  Class B ......................................................            109,710                    --
  Class C ......................................................            108,614                    --
                                                                     --------------       ---------------
  Net increase in net assets from capital share transactions ...         52,450,101           232,283,949
                                                                     --------------       ---------------
  NET INCREASE IN NET ASSETS ...................................         18,059,851           406,508,183
NET ASSETS:

  Beginning of period ..........................................      1,205,320,444           798,812,261
                                                                     --------------       ---------------
  End of period ................................................     $1,223,380,295       $ 1,205,320,444
                                                                     ==============       ===============

                 See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Value Fund Inc. (the "Fund") was organized on July 20, 1989 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long term capital appreciation. The Fund commenced investment operations on September 29, 1989.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2000, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $1,469,679 for Class A shares, or 0.25% of average daily net assets, the annual limitation under the Plan. Class B and Class C shares incurred distribution costs of $182 and $186, respectively, or 1.00% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2000, other than short term securities, aggregated $431,094,951 and $423,446,381, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2000, the Fund paid brokerage commissions of $628,740 to Gabelli & Company, Inc. and its affiliates. During the six months ended June 30, 2000, Gabelli & Company, Inc. informed the Fund that it received $996,057 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

7. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:


                                                             SIX MONTHS ENDED                     YEAR ENDED
                                                               JUNE 30, 2000                   DECEMBER 31, 1999
                                                       ---------------------------       ---------------------------
                                                         SHARES         AMOUNT             SHARES         AMOUNT
                                                       ----------    -------------       ----------    -------------
                                                                CLASS A                           CLASS A
                                                       ---------------------------       ---------------------------
Shares sold                                             9,781,467    $ 181,732,927       46,091,287    $ 854,723,224
Shares issued upon reinvestment of dividends                   --               --        4,831,785       91,140,380
Shares redeemed                                        (7,013,320)    (129,501,150)     (38,641,620)    (713,579,655)
                                                       ----------    -------------       ----------    -------------
    Net increase                                        2,768,147    $  52,231,777       12,281,452    $ 232,283,949
                                                       ==========    =============       ==========    =============

                                                                CLASS B (A)
                                                       ---------------------------
Shares sold                                                 5,930    $     109,710
                                                       ==========    =============

                                                                CLASS C (A)
                                                       ---------------------------
Shares sold                                                 5,875    $     108,614
                                                       ==========    =============

(a) From commencement of offering on March 1, 2000.

8. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS. The 1940 Act defines affiliated issuers as those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended June 30, 2000, is set forth below:



                                                                                                           PERCENT
                                                 NET                                                        OWNED
                                  BEGINNING    SHARES      ENDING    REALIZED   DIVIDEND     VALUE AT      OF SHARES
                                    SHARES      SOLD       SHARES      GAIN      INCOME   JUNE 30, 2000   OUTSTANDING
                                 ----------   --------    --------   --------   --------  -------------   -----------
Media General Inc., CI. A        1,752,000    (98,500)   1,653,500   $886,178   $547,520    $80,298,094      6.90%
                                                                     ========   ========    ===========


9. NEW SHARE CLASSES. The Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of two additional classes of shares of the Fund -- Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class A Shares. In addition, the Board had also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class A Shares). The New Share Classes were offered to the public as of March 1, 2000. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase.

THE GABELLI VALUE FUND INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:


                      INCOME FROM INVESTMENT OPERATIONS                                     DISTRIBUTIONS
            ---------------------------------------------------------    ---------------------------------------------------
                                              Net
              Net Asset                   Realized and        Total                       Net
  Period        Value,        Net          Unrealized         from          Net        Realized
  Ended       Beginning    Investment     Gain (Loss) on    Investment   Investment    Gain on       Paid-In      Total
 December 31  of Period   Income (Loss)    Investments      Operations     Income     Investments    Capital   Distributions
------------  ----------  ------------    --------------    ----------   ----------   -----------    -------   -------------
CLASS A
   2000(a)      $19.45      $(0.02)           $(0.54)         $(0.56)         --           --              --        --
   1999          16.08       (0.06)             5.15            5.09          --        $(1.72)            --     $(1.72)
   1998          14.30       (0.05)             3.32            3.27          --         (1.49)            --      (1.49)
   1997          11.52       (0.05)             5.55            5.50          --         (2.72)            --      (2.72)
   1996          11.61       (0.02)             1.04            1.02          --         (1.10)        $(0.01)     (1.11)
   1995          10.49        0.05              2.30            2.35       $(0.05)       (1.18)            --      (1.23)
CLASS B
   2000(a)(b)    18.20       (0.07)             0.75            0.68          --           --              --         --
CLASS C
   2000(a)(b)    18.20       (0.07)             0.75            0.68          --           --              --         --





                                        RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                  ----------------------------------------------------------
                                                   Net
               Net Asset           Net Assets   Investment         Operating
  Period        Value                End of     Income(Loss) to   Expenses to      Portfolio
  Ended         End of    Total      Period     Average Net       Average Net      Turnover
 December 31    Period    Return+  (in 000's)     Assets            Assets           Rate
------------   ---------  ------   ----------    --------          --------        ---------
CLASS A
   2000(a)      $18.89     (2.9)%  $1,223,157     (0.24)%(c)        1.36%(c)          38%
   1999          19.45     31.9     1,205,320     (0.40)            1.38              59
   1998          16.08     23.2       798,812     (0.41)            1.40              46
   1997          14.30     48.2       596,547     (0.45)            1.42              44
   1996          11.52      8.7       460,836     (0.12)            1.40              37
   1995          11.61     22.5       486,144      0.42             1.50              65
CLASS B
   2000(a)(b)    18.88      3.7           112     (0.99)(c)         2.11(c)           38
CLASS C
   2000(a)(b)    18.88      3.7           111     (0.99)(c)         2.11(c)           38

--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect any applicable sales charges. Total return for the period of less than one year is not annualized.
(a) For the period ended June 30, 2000; unaudited.
(b) From commencement of offering on March 1, 2000.
(c) Annualized.

                 See accompanying notes to financial statements.

                 THE GABELLI VALUE FUND INC.
                    One Corporate Center
                  Rye, New York 10580-1434
                        1-800-GABELLI
                      [1-800-422-3554]
                     FAX: 1-914-921-5118
                   HTTP://WWW.GABELLI.COM
                  E-MAIL: INFO@GABELLI.COM
    (Net Asset Value may be obtained daily by calling
              1-800-GABELLI after  6:00 P.M.)

                   BOARD OF DIRECTORS

Mario J. Gabelli, CFA           Robert J. Morrissey
CHAIRMAN AND CHIEF              ATTORNEY-AT-LAW
INVESTMENT OFFICER              MORRISSEY, HAWKINS &LYNCH
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana             Karl Otto Pohl
FORMER SENIOR VICE PRESIDENT    FORMER PRESIDENT
DOLLAR DRY DOCK SAVINGS BANK    DEUTSCHE BUNDESBANK

Anthony J. Colavita             Anthony R. Pustorino
ATTORNEY-AT-LAW                 CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.       PROFESSOR, PACE UNIVERSITY

                     OFFICERS
Mario J. Gabelli, CFA           Bruce N. Alpert
PRESIDENT AND CHIEF             CHIEF OPERATING OFFICER
INVESTMENT OFFICER              VICE PRESIDENT AND
                                TREASURER

James E. McKee
SECRETARY

                     CUSTODIAN
       Boston Safe Deposit and Trust Company

   TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
        State Street Bank and Trust Company

                   LEGAL COUNSEL
              Willkie Farr & Gallagher

                    UNDERWRITER
              Gabelli & Company, Inc.

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB409Q200SR


                                             [Photo of Mario J. Gabelli omitted]


                                    THE
                                    GABELLI
                                    VALUE
                                    FUND
                                    INC.

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2000